Exhibit 99.1
PRIDE INTERNATIONAL RIG STATUS
December 1, 2006
Offshore Fleet

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
OWNED UNITS
Drillships — 2
Pride Africa	10,000’ WD, DP	W Africa	Dec-04	Jan-10	Low $180s	7% potential performance bonus included

Pride Angola	10,000’ WD, DP	W Africa	Jul-05	Jun-10	Low $180s	7% potential performance bonus included

Semisubmersibles — 12
Pride Brazil	5,000’ WD, DP	Brazil	Jul-06	Jul-08	High $150s	15% potential performance bonus included

			Aug-08	Jul-13	Mid $290s	15% potential performance bonus included

Pride Carlos Walter	5,000’ WD, DP	Brazil	Jun-06	Jun-08	High $150s	15% potential performance bonus included

			Jul-08	Jun-13	Mid $290s	15% potential performance bonus included

Pride North America	7,500’ WD, Conv	Egypt	Jan-06	Jan-08	Low $200s

			Jan-08	Jan-11	Mid $440s	3rd Year Indexed +/- 10%

Pride North Sea	1,000’ WD, Conv	Tunisia	Nov-06	Feb-08	Low $120s	Multiple well contract; Term subject to program completion

			Feb-08	Aug-08	Low $120s	Priced Option — Not Yet Exercised

Pride Portland	5,700’ WD, DP	Brazil	Oct-05	Oct-10	Low $160s	15% potential performance bonus included

Pride Rio de Janeiro	5,700’ WD, DP	Brazil	Nov-05	Nov-10	Low $160s	15% potential performance bonus included

Pride South America	4,000’ WD, DP, WO	Brazil	Jan-03	Feb-07	High $90s	18% potential performance bonus included

			Feb-07	Jun-12	Mid $160s	18% potential performance bonus included; 60 days Survey/Shipyard/Transit Q3 ‘07

Pride South Atlantic	1,500’ WD, Conv	Brazil	Oct-06	Jan-07	Mid $100s	Multiple well contract; Term subject to program completion

			Feb-07	Jun-07	Mid $140s	Multiple well contract; Term subject to program completion

			Jul-07	Dec-07	High $230s	Multiple well contract; Term subject to program completion

			Jan-08	Feb-08	Low $280s	Multiple well contract; Term subject to program completion

			Mar-08	Feb-13	Mid $240s	10% potential performance bonus included

Pride South Pacific	6,500’ WD, Conv	W Africa	Feb-06	Mar-07	Mid $140s	24 days Survey/Shipyard/Transit Q2 ‘07

			Apr-07	Jun-09	Mid $420s

Pride South Seas	1,000’ WD, Conv	S Africa	Jul-05	Feb-07	High $60s

		Namibia	Feb-07	Jul-07	Low $230s	75 days Survey/Shipyard/Transit Q3 ‘07

Pride Venezuela	1,500’ WD , Conv	W Africa	Sep-06	Mar-08	High $250s

			Apr-08	Sep-08	High $250s	Priced Option — Not Yet Exercised

Pride Mexico	2,650’ WD , Conv	Mexico	Oct-03	Apr-07	Low $50s	150 days SPS/Transit Q2-Q3 ‘07

Jackups —28
International (5)
Pride Cabinda	300’ ILC	W Africa	Sep-05	Jan-08	High $50s	100 days Survey/Shipyard/Transit Q2-Q3 ‘07

Pride Hawaii	300’ ILC	SE Asia	Nov-06	Jan-07	Mid-$140s	90 days SPS/Transit Q1 ‘07

		India	Apr-07	Apr-10	Mid-$140s

Pride Montana	270’ ILC	Mid-East	Jun-04	Jun-07	Low $40s

			Jun-07	Jun-08	Low $40s	Priced Option — Not Yet Exercised; 14 days planned maintenance Q2 ‘07

Pride North Dakota	250’ ILC	Mid-East	May-05	May-08	High $50s

			May-08	May-10	High $50s	Priced Option — Not Yet Exercised; 14 days planned maintenance Q2 ‘07

Pride Pennsylvania	300’ ILC	India	Aug-06	Oct-09	Mid $110s

Gulf of Mexico — Mexico (11)
Pride Alabama	200’ MC/TD	Mexico	Jul-03	Mar-07	Mid $30s	75 days Survey/Shipyard/Transit Q2 ‘07

Pride Arkansas	200’ MC/TD	Mexico	Jan-07	Jan-09	Low $100s	75 days Survey/Shipyard/Transit Q4 ‘06

Pride California	250’ MS/TD	Mexico	Sep-06	Oct-07	High $120s

Offshore Fleet (cont’d)

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
Pride Colorado	200’ MC/TD	Mexico	Jul-03	Jun-07	Mid $30s	75 days Survey/Shipyard/Transit Q3 ‘07

Pride Louisiana	250’ MS/TD	Mexico	Sep-06	Mar-07	Mid $120s	75 days Survey/Shipyard/Transit Q1-Q2 ‘07

			Jun-07	Mar-09	Mid $90s

Pride Nebraska	200’ MC/TD	Mexico	Jun-06	Jun-08	Low $100s

Pride Nevada	200’ MC/TD	Mexico	Oct-06	Sep-07	Mid $130s

Pride South Carolina	200’ MC/TD	Mexico	May-06	May-08	Low $100s

Pride Texas	300’ MC/TD	Mexico	Jun-05	Jun-07	Low $60s	75 days Survey/Shipyard/Transit Q3 ‘07

			Sep-07	Sep-09	Mid $130s

Pride Wisconsin	300’ ILS/TD	Mexico	Dec-03	Dec-06	Mid $30s	75 days Survey/Shipyard/Transit Q1 ‘07

			Apr-07	Nov-08	Low $130s

Gulf of Mexico — USA (12)
Pride Alaska	250’ MC/TD	USA	Nov-06	Jan-07	Low $80s

			Jan-07	Jul-07	Mid $130s	Dayrate indexed to market; 75 Days Survey/Shipyard Q3 ’07

Pride Arizona	250’ MS/TD	USA	Sep-06	Mar-07	Mid $60s	Assignment of contract from Pride Oklahoma

Pride Florida	200’ MC/TD	USA	Mar-06	Mar-07	Mid $120s

Pride Georgia	250’ MS/TD	USA	Dec-05	Dec-06	High $110s

Pride Kansas	250’ MC/TD	USA	May-06	Nov-07	High $120s

Pride Michigan	250’ MS/TD	USA	May-06	Jan-07	Low $80s	75 Days Survey/Shipyard Q2 ’07

Pride Mississippi	200’ MC/TD	USA	Sep-06	May-07	Low $100s

Pride Missouri	250’ MC/TD	USA	Feb-06	Mar-07	Mid $120s	Dayrate indexed to market; 75 Days Survey/Shipyard Q3 ’07

Pride New Mexico	200’ MC/TD	USA	Aug-06	Nov-07	High $90s	Survey/Shipyard Q3 ’06-Q1 ’07: off revenue while in shipyard

Pride Oklahoma	250’ MS/TD	USA	Nov-06	Feb-07	Low $80s

Pride Tennessee	300’ ILC/TD	USA				Shipyard: Life Enhancement Q1 - Q4 ‘06

Pride Utah	80’ MC/TD	USA	Nov-06	Dec-06	Low $60s

Pride Wyoming	250’ MS/TD	USA	Dec-06	Jan-‘07	Low $70s	75 Days Survey/Shipyard Q3 ’07

Platform Rigs — 12
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted

Platform Rigs — USA	9 Units	USA	Various	Various	Low $30s [3]	2 of 9 rigs contracted

Tenders — 3
Pride Ivory Coast	650’ WD	W Africa	Jan-05	Apr-08	Low $40s

Alligator	330’ WD	W Africa	Jun-06	Jun-07	Low $40s

Barracuda	330’ WD	W Africa	Mar-06	Dec-06	Low $60s

			Jan-07	Jun-07	High $60s

			Jul-07	Dec-07	High $60s	Priced Option — Not Yet Exercised

Barges — 3
Bintang Kalimantan	21’ WD	W Africa				Available

Pride I	150’ WD	Venezuela	Jan-06	Dec-06	Low $30s

Pride II	150’ WD	Venezuela	Jan-06	Dec-06	High $20s

MANAGED UNITS
Deepwater Drilling Management — 5
Kizomba A	TLP Drilling Rig	W Africa	Dec-03	Dec-08	** [4]	Management fee

Kizomba B	TLP Drilling Rig	W Africa	Mar-05	Mar-10	**	Management fee

Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	**	Management fee

Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	**	Management fee

Thunderhorse	Semisubmersible	USA	Apr-05	Apr-10	**	Management fee

Note: Items in bold face type reflect updates from the last publicly released rig status report.

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects. Priced options are agreements to allow the client to extend the contract beyond the stated expiration date at the listed dayrate (unless stated otherwise).

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

[3]	Average contract dayrate for the rig class.

[4]	** Not applicable.
The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
[Key: DP-Dynamically-positioned. Conv-Conventionally moored. WO-Workover/Intervention. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.]
Land Fleet

	Rig Count		Contracted
Country	Total	Contracted	Utilization
Argentina Drilling	47	46	98%
Argentina Workover	104	102	98%
Bolivia Drilling	4	2	50%
Bolivia Workover	2	2	100%
Colombia Drilling	13	13	100%
Colombia Workover	7	7	100%
Mexico Workover	1	1	100%
Venezuela Drilling	8	6	75%
Venezuela Workover	23	17	74%

Subtotal Latin America Land	209	196	94%

Russia / Kazakhstan	2	1	50%
Chad	5	5	100%
Other Land	1	1	100%

Total Rigs	217	203	94%